                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549



                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 2004


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

           001-13255                              43-1781797
           ---------                              ----------
           (COMMISSION                            (IRS EMPLOYER
           FILE NUMBER)                           IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
 ---------------------------------------------------------------    ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01.  OTHER EVENTS.

         Solutia Europe SA/NV, a subsidiary of Solutia, has entered into the Amendment No.1 to the Fiscal Agency Agreement and Terms and Conditions of Notes, thereby successfully amending its 10.00% Senior Secured Euro Notes due 2008 to allow for a sale of its Pharmaceutical Services business, which includes the businesses now conducted by two Swiss subsidiaries of Solutia Europe, on or before September 1, 2005. As of December 31, 2003, the Pharmaceuticals Services business accounted for approximately 2 percent of the annual revenue of Solutia Inc. and is forecasted to continue to account for approximately 2 percent of the 2004 annual revenue of Solutia Inc. Solutia Europe is actively pursuing the sale of its Pharmaceutical Services business. However, while the amendment of the Euro Notes removes one contractual impediment to such a sale, there is no assurance that such a sale will occur. Upon the closing of any such sale, Solutia Europe is required to redeem the Euro Notes with at least 95 percent of the Net Cash Proceeds actually received from the sale at a redemption price of 109.00 percent of the principal amount of Euro Notes so redeemed.

         Solutia Europe also entered into an Agreement of Understanding and Waivers with members of the Ad-Hoc Committee of the holders of the Euro Notes that sets forth, among other items, the process for implementing the amendments, waivers, releases, terminations or modifications to the Collateral Documents necessary to release the security interests that the Collateral Agent holds on behalf of the Euro Note bondholders in connection with the consummation of a sale of the Pharmaceuticals Services business.

         Copies of the Amendment No.1 to the Fiscal Agency Agreement and Terms and Conditions of Notes and the Agreement of Understanding and Waivers (excluding exhibits and attachments) are filed as exhibits to this Report on Form 8-K and are incorporated herein by reference.

         Solutia Europe will submit the Dutch and French versions of the minutes of the meeting of the holders of the Euro Notes approving the amendment to the Euro Notes to the registry of the commercial court for publication in the Belgian Official Gazette and otherwise cause the resolutions approved at that meeting to be published in accordance with the laws of Belgium and the rules applicable to the Euro Notes as listed on the Luxembourg stock exchange.

         Pursuant to the Agreement of Understanding and Waivers, Solutia Europe agreed to have its parent company, Solutia Inc., file a Report on Form 8-K relating to the amendment, in form and substance acceptable to the Ad-Hoc Committee of the holders of Euro Notes. This Report on Form 8-K is being filed in order to comply with that obligation.

         The description set forth herein does not purport to be complete and is subject to the detailed provisions of the documents attached as exhibits to this Report on Form 8-K attached hereto, which are incorporated by referenced in their entirety. In addition to the specific restrictions set forth in the respective documents, the rights and obligations under such documents are further restricted pursuant to the applicable laws and regulations governing Solutia Europe and its subsidiaries and such documents. Existing and prospective holders of the Euro Notes should review all of the relevant documentation and consult with their European and U.S. legal counsel and advisors. Solutia Europe is in the process of filing a Supplement to the Offering Circular relating to the Euro Notes with the Luxembourg Stock Exchange. Copies of the Supplement will be available at the offices of the Luxembourg Paying Agent for the Euro Notes.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are included in this Report:

         Exhibit
         Number                  Description
         ------                  -----------

         99.1                    Amendment No. 1 to the Fiscal Agency Agreement and Terms and
                                 Conditions of Notes dated as of November 9, 2004

         99.2                    Agreement of Understanding and Waivers dated as of November 9,
                                 2004





                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                       SOLUTIA INC.
                                       ----------------------------------------
                                       (Registrant)


                                        /s/ Rosemary L. Klein
                                        ---------------------
                                        Secretary

DATE: November 16, 2004




                                EXHIBIT INDEX

Exhibit
Number                    Description
------                    -----------

99.1                      Amendment No. 1 to the Fiscal Agency Agreement and Terms and Conditions of Notes
                          dated as of November 9, 2004

99.2                      Agreement of Understanding and Waivers dated as of November 9, 2004